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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003
                                                  ----------------

                         NCO PORTFOLIO MANAGEMENT, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

            Delaware                     000-32403             23-3005839
   ----------------------------         ------------        ------------------
   (State or other jurisdiction         (Commission           (IRS Employer
        of incorporation)               File Number)        Identification No.)




     1804 Washington Blvd., Department 200
              Baltimore, Maryland                                21230
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    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code      (443) 263-3020
                                                        --------------


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On October 22, 2003, NCO Portfolio Management, Inc. ("NCPM") issued a news release announcing that NCO Group, Inc. ("NCOG"), the majority stockholder of NCPM, has proposed to acquire all of the outstanding common stock of NCPM owned by the minority stockholders of NCPM, and that the Board of Directors of NCPM has formed a special committee of the independent directors of NCPM to evaluate the proposal. The full text of the news release, which is set forth in
Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit
Number             Description
------             ------------
 99.1              News Release of NCO Portfolio Management, Inc.
                   dated October 22, 2003.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2003


                             NCO PORTFOLIO MANAGEMENT, INC.


                             By:  /s/ Richard J. Palmer
                                -------------------------------------------
                                  Name:  Richard J. Palmer
                                  Title: Senior Vice President, Finance and
                                         Chief Financial Officer